Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 48,474,203.16
Previously Paid Amount	0.00
Total Fee Amount	7,421.40
Total Offset Amount	0.00
Net Fee	$ 7,421.40
Final Prospectus	false